UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 9, 2005

                                   SWANK, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-5354

           DELAWARE                                      04-1886990
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)

           90 PARK AVENUE
            NEW YORK, NY                                     10016
(Address of principal executive offices)                   (Zip code)

                                 (212) 867-2600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

 ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 9, 2005, Swank, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended September 30, 2005. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

     The information contained in this Current Report on Form 8-K, including the exhibit hereto and the information contained therein, is being furnished to the Securities and Exchange Commission, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as specifically set forth in such statement or report.

 ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits

     Exhibit No.            Description

     99                     Press Release of the Company dated November 10, 2005


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:  November 10, 2005              SWANK, INC.


                                       By: /s/ Jerold R. Kassner
                                           -------------------------------------
                                           Jerold R. Kassner, Sr. Vice President
                                             and Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.           Description
 -----------           -----------
 99                    Press Release of the Company dated November 9, 2005